EXHIBIT 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT

TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Sabine Royalty Trust (the “Trust”) on Form 10-K for the annual period ended December 31, 2012 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, not in its individual capacity but solely as the trustee of the Trust, certifies pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to its knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

BANK OF AMERICA, N.A., TRUSTEE FOR

SABINE ROYALTY TRUST

	By:	/s/ Ron E. Hooper
Ron E. Hooper,
Date: March 1, 2013		Senior Vice President, Royalty Management

A signed original of this written statement required by Section 906 has been provided to Sabine Royalty Trust and will be retained by Sabine Royalty Trust and furnished to the Securities and Exchange Commission or its staff upon request.